This Amendment No. 16 ("Amendment 16") dated as of July 24, 2000 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Continental Express, Inc. ("BUYER"), collectively hereinafter referred to as the "PARTIES", and relates to Purchase Agreement No. GPJ-003/96, as amended from time to time together with its Attachments, (collectively referred to as the "BASE Agreement") and, Letter Agreements GPJ-004/96 dated August 5, 1996 and GPJ-004A/96 dated August 31, 1996 as amended from time to time (collectively referred to with this Amendment No. 16 and the BASE Agreement as the "EMB-145 Purchase Agreement") for the purchase of up to two hundred (200) new EMB-145 aircraft (the "AIRCRAFT").

All terms defined in the EMB-145 Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Amendment 16 and the EMB-145 Purchase Agreement, this Amendment shall control.

WHEREAS, BUYER and EMBRAER wish to amend the EMB-145 Purchase Agreement to (a) reduce the number of EMB-145 LR and ER AIRCRAFT purchased thereunder to a combined total of 150 (already delivered and to be delivered and Firm ER and LR AIRCRAFT) and (b) to add 75 Firm and 100 option EMB-145 XR increased range capacity aircraft.

NOW, THEREFORE, for good and valuable consideration the sufficiency of which is acknowledged by the PARTIES, EMBRAER and BUYER hereby agree to amend the Purchase Agreement as follows:

1. The definition of "AIRCRAFT" in Article 1 of the BASE Agreement is hereby deleted and replaced with the following:

AIRCRAFT - shall mean both the EMB-145 ER and LR aircraft (the "LR AIRCRAFT") and / or the EMB-145 XR increased range capacity aircraft (the "XR AIRCRAFT") or, where there is more than one of such AIRCRAFT, each of such AIRCRAFT, manufactured by EMBRAER, for sale to BUYER pursuant to this Agreement, according to Attachment A hereto (AIRCRAFT SPECIFIC CONFIGURATION), Attachment B hereto (FERRY EQUIPMENT, SPARE PARTS POLICY AND LIST OF PUBLICATIONS) and Attachment G hereto [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as each such Attachment is amended from time to time including as provided for by Exhibit No. 1 to Amendment 16 and Exhibit No. 2 to Amendment 16. However, a specific reference to XR Aircraft or LR Aircraft, shall mean only such XR Aircraft or LR Aircraft as applicable and not any other type of aircraft.

2. The text of Article 2.a of the BASE Agreement is deleted and replaced with the following, and a new Article 2.d shall be added to the BASE Agreement as follows:

    EMBRAER shall supply and BUYER shall purchase and take delivery of twenty-four (24) newly manufactured ER AIRCRAFT and one hundred twenty-six (126) newly manufactured LR AIRCRAFT and of one hundred seventy-five (175) newly manufactured XR AIRCRAFT, upon the terms and conditions contained in this Agreement.

d. The Reconfirmation Notice executed by the PARTIES on April 28, 2000 for the acquisition by BUYER of LR AIRCRAFT number 151 (one hundred fifty-one) through number 161 (one hundred sixty-one) shall be considered null and void.

3. The text of Article 3.a of the BASE Agreement is hereby deleted and replaced with the following:

BUYER agrees to pay EMBRAER, in United States dollars, the following prices:

For each LR AIRCRAFT delivered to BUYER pursuant to this Agreement, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], (collectively the "BASIC PRICE"), escalated according to the formula established in Attachment "D" hereto. Two (2) months prior to each AIRCRAFT CONTRACTUAL DELIVERY DATE, EMBRAER shall give BUYER written notice of such price as escalated ("PURCHASE PRICE").

For SPARES ordered pursuant to this Agreement, the specific price of each of the SPARES items shall be based upon EMBRAER's [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per AIRCRAFT."

4. The text of paragraph a.1 of Article 4 of the BASE Agreement is hereby deleted and replaced with the following:

An initial non-refundable deposit of: (i) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each of the first one hundred (100) LR AIRCRAFT has been previously paid by BUYER to EMBRAER; (ii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each of the LR AIRCRAFT #101 through #150 has been previously paid by BUYER to EMBRAER; (iii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each of the XR AIRCRAFT #1 through #11 has been previously paid by BUYER to EMBRAER; and (iv) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each of the XR AIRCRAFT #12 through #75 is due and payable upon signature of this Agreement.

5. The text of paragraph a of Article 5 of the BASE Agreement is hereby deleted and replaced with the following:

a. AIRCRAFT: Subject to payment in accordance with Article 4 hereof and compliance with the conditions of this Agreement, the AIRCRAFT shall be made available for delivery by EMBRAER to BUYER in F.A.F. (Fly Away Factory) condition, at São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

a.1. 2000 LR AIRCRAFT Deliveries

LR Aircraft	LR Aircraft Contractual Delivery Dates	LR Aircraft	LR Aircraft Contractual Delivery Dates
65th	June 09, 2000	73rd	August 24, 2000
66th	June 21, 2000	74th	August 31, 2000
67th	June 28,2000	75th	September 14, 2000
68th	July 07, 2000	76th	September 20, 2000
69th	July 14, 2000	77th	September 25, 2000
70th	July 21, 2000	78th	November 09, 2000
71st	August 10, 2000	79th	December 14, 2000
72nd	August 17, 2000

a.2. 2001 LR AIRCRAFT Deliveries

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

To the extent that the specific LR AIRCRAFT Contractual Delivery Dates are not identified in Articles 5.a.2, 5.a.3, and 5.a.4 and the specific XR AIRCRAFT Contractual Delivery Dates are not identified in Articles 5.a.5, 5.a.6, 5.a.7 and 5.a.8. EMBRAER will give BUYER notice ("Final Delivery Notice") of the date on which EMBRAER considers that each such AIRCRAFT will be ready for inspection and such date shall be no fewer than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (the "Inspection Date"). The Final Delivery Notice will be provided to BUYER by EMBRAER no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. The text of Article 13.g of the BASE Agreement is hereby deleted and replaced as follows:

g. EMBRAER shall provide [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Flight Attendant Familiarization Course for up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of BUYER's representatives per LR AIRCRAFT. This course shall consist of classroom familiarization, including a general description of AIRCRAFT and systems to be used by flight attendants. EMBRAER shall not provide any Flight Attendant Familiarization Course for the XR AIRCRAFT or Reconfirmation Aircraft.

If requested, EMBRAER may demonstrate procedures described in the classroom, subject to BUYER's AIRCRAFT availability.

7. The text of Article 25 of the BASE Agreement is hereby deleted and replaced as follows:

All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail or facsimile, to the attention of the Director of Contracts as to EMBRAER and of the Chief Financial Officer as to BUYER, to the addresses indicated below or to such other address as either party may, by written notice, designate to the other.

EMBRAER:

EMBRAER - Empresa Brasileira de Aeronautica S.A.

Av. Brigadeiro Faria Lima, 2170

12.227-901 São José dos Campos - SP

BRAZIL

Telephone: 55 12 345-1410

Facsimile: 55 12 345-1257

BUYER:

CONTINENTAL EXPRESS, INC.

1600 Smith Street

Houston, Texas 77002

USA

Attention: Chief Financial Officer

Telephone: 713-324-4833

Facsimile: 713-324-4420

8. Attachment "A" to the Purchase Agreement "AIRCRAFT SPECIFIC CONFIGURATION", as last amended by Exhibit "1" to the Amendment No. 8 to Purchase Agreement GPJ-003/96 is hereby deleted and shall be deemed replaced by Exhibit "1" to this Amendment 16.

9. The quantity of each technical publication to be provided by EMBRAER to BUYER described in Article 3 of Attachment "B" is hereby deleted and replaced as follows:
"Title	(Copies)
	for LR	for XR
OPERATIONAL
1. Airplane Flight Manual (AFM)(*)	[CONFIDENTIAL MATERIAL OMITTED AND FILED WITH SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMIS-SION PURSUANT TO A REQUEST FOR CONFI- DENTIAL TREATMENT]
2. Weight & Balance Manual (WB)(*)
3. Operations Manual (OM)(*)
4. Quick Reference Handbook (QRH)(*)
5. Dispatch Deviation Procedures Manual (DDPM)(*)
6. Supplementary Performance Manual (SPM)(*)
7. Operational Bulletins Set (OB)(***)
8. Master Minimum Equipment List (MMEL)(*)(***)

MAINTENANCE - BASIC SET
1. Aircraft Maintenance Manual (AMM)
2. Illustrated Parts Catalog (IPC)
3. Fault Isolation Manual (FIM)
4. Non Destructive Manual (NDI)
5. Scheduled Maintenance Requirements Document (SMRD)
6. Wiring Manual (WM)
7. Structural Repair Manual (SRM)
8. Service & Information Bulletins Set (SB/IB)(***)
9. Service Newsletters (SNL)

MAINTENANCE SUPPLEMENTARY SET
1. System Schematic Manual (SSM)
2. Instructions for Ground Fire Extinguishing and Rescue (IGFER)
3. Airport Planning (AP)
4. Illustrated Tool & Equipment Manual (ITEM)
5. Task Card Manual (TCM)
6. Ramp Maintenance Manual (RMM)
7. Powerplant Build-up Manual (PPBM)
8. Auxiliary Power Unit Build up Manual (APUBM)
9. Corrosion Control Manual (CCM)
10. Vendor Service Publications Set (**)

10. Attachment "G" to the Purchase Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as amended by Article 4 of Amendment No. 9 to Purchase Agreement GPJ-003/96 is hereby amended in order to deem all references to the term "AIRCRAFT" contained in the above referred to Article to be references to LR AIRCRAFT. Schedule G to Purchase Agreement GPJ-003/96 shall also be amended so as to include the "Schedule 1" to the Attachment "G" as contained in Exhibit 2 to this Amendment 16.

11. All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment, shall remain in full force and effect without any change.

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 16 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira CONTINENTAL EXPRESS, INC.

de Aeronautica S.A.

By : /s/ Frederico Fleury Curado By : /s/ Jim Ream

Name : Frederico Fleury Curado Name : Jim Ream

Title : Executive Vice President Commercial Title : President

By : /s/ Carlos Rocha Villela

Name : Carlos Rocha Villela

Title : Executive Vice President and General Counsel

Date: July 24, 2000 Date: July 21, 2000

Place : S. J. Campos - SP, Brazil Place : Houston, TX, USA

Witness: /s/ Jose Luis D. Molina Witness: /s/ Fred S. Cromer

Name: Jose Luis D. Molina Name : Fred S. Cromer

1. STANDARD AIRCRAFT

The LR AIRCRAFT shall be manufactured according to the standard configuration specified in the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the optional equipment described in item 2.

The XR AIRCRAFT shall be manufactured according to the standard configuration specified in the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the optional equipment described in item 2.

2. OPTIONAL EQUIPMENT FOR THE AIRCRAFT

The AIRCRAFT shall include the following optional equipment:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. FINISHING:

The finishing of the AIRCRAFT shall be as follows:

a. EXTERIOR FINISHING:

The AIRCRAFT shall be painted according to BUYER's color and paint scheme, which shall be supplied to EMBRAER by BUYER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days after the execution of this Agreement.

b. INTERIOR FINISHING:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. REGISTRATION MARKS

The AIRCRAFT shall be delivered to BUYER with BUYER's registration marks painted on them, which shall be supplied to EMBRAER by BUYER no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days before each relevant AIRCRAFT CONTRACTUAL DELIVERY DATE.

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS EXHIBIT "1" AND THE TERMS OF THE [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] FOR THE XR AIRCRAFT, THE TERMS OF THIS EXHIBIT "1" SHALL PREVAIL.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]